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                                                                   Exhibit 10.66

                        ASSUMPTION OF ASSUMED AGREEMENTS

         This ASSIGNMENT AND ASSUMPTION AGREEMENT is made and entered into this 22nd day of October, 1999, by and between I.C. ISAACS & COMPANY L.P., a Delaware limited partnership ("Isaacs"), and AMBRA INC., a Delaware corporation ("Ambra").

                              W I T N E S S E T H:


         WHEREAS, Isaacs has agreed to assign, transfer and deliver to Ambra, and Ambra has agreed to acquire and accept from Isaacs certain assets of Isaacs pursuant to an Agreement entered into on October 22, 1999, between Isaacs, I.C. Isaacs & Company, Inc., Ambra and Hugo Boss AG (the "Agreement");

          WHEREAS, Ambra has agreed to assume certain obligations related to said acquired assets;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1. Capitalized terms used herein and not defined herein shall have the meanings given such terms in the Agreement.

         2. Isaacs hereby assigns to Ambra all its rights under the agreements identified on SCHEDULE 2.01(b) to the Agreement, constituting the Assumed Agreements as defined in the Agreement.

         3. Ambra hereby assumes all obligations of Isaacs arising from and after the date hereof under the Assumed Agreements solely insofar as they arise after the date hereof.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals the day, month and year first above written.

                                            I.C. ISAACS & COMPANY L.P.
                                            By: I.C. Isaacs & Company, Inc., its
                                                     General Partner


                                            By: /s/ Robert J. Arnot
                                               --------------------------------
                                               Name:  Robert J. Arnot
                                               Title: Chairman and CEO


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                                                              AMBRA INC.


                                            By: /s/ Vincent J. Ottomanelli
                                               --------------------------------
                                               Name: Vincent Ottomanelli
                                               Title: CFO/VP


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